UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




                                December 14, 2000
                Date of Report (Date of earliest event reported)



                        AUDIO VISUAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-14234                           13-3466655
(State or other jurisdication of  (Commission file number)   (I.R.S. Employer Identification No.)
  incorporation or organization)



 111 WEST OCEAN BOULEVARD, SUITE 1110, LONG BEACH, CALIFORNIA       90802
 (Address of principal executive offices)                         (Zip code)


                                 (562) 366-0620
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report.)


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


INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year.

On December 14, 2000, the Registrant's Board of Directors determined to change the Registrant's fiscal year end from September 30 to December 31.

The Registrant will file a report covering the transition period from September 30, 2000 to December 31, 2000 on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIO VISUAL SERVICES CORPORATION



By: /s/ Digby J. Davies
------------------------
President, Chief Operating Officer, Acting Chief Financial Officer and Director

Date:  December 28, 2000

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